LEASE AGREEMENT

                                Existing Building
                                 (Multi-Tenant)

STATE OF KANSAS         )
                        )
COUNTY OF DONIPHAN      )


         This Lease Agreement ("this lease"), made and entered into by and between SJ ASSOCIATES, L.P., a Texas limited partnership ("Landlord") and Snorkel-Economy, a division of FIGGIE INTERNATIONAL, INC. ("Tenant");

         1. Premises and Term. In consideration of the obligation of Tenant to pay rent as provided in this lease, and in consideration of the other terms, provisions, and covenants of this lease, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord that certain approximately 182,320 square feet of rentable area (the "Premises") described and delineated on the demising plan contained in Exhibit A attached hereto and incorporated herein by this reference, situated within a building (the "Building"), containing approximately 283,609 square feet located on certain real property (the "Land") within the above-named county and state and more particularly described on Exhibit B attached hereto and incorporated herein by this reference.

         To Have and to Hold the Premises, subject to the other terms and provisions of this lease, for a term commencing on February 1, 1994 (subject to Paragraph 25) and ending sixty (60) months thereafter. Tenant acknowledges that it has inspected the Premises and accepts the Premises in their present condition as suitable for the purpose for which the Premises are leased. Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel, or improve the Premises, have been made by Landlord.

         2. Rent. Tenant agrees to pay to Landlord rent for the Premises, without deduction, set off, or abatement, for the term hereof, the annual fixed rental in the sum of $364,640.00, payable in equal installments of $30,386.67 per month. One such monthly installment shall be due and payable on the commencement date recited above, and a like monthly installment shall be due and payable in advance without demand on or before the same day of each succeeding month during the hereby demised term. Notwithstanding anything contained in this lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of this lease and for purposes of Section 502(b)(7) (or comparable provision of any future bankruptcy law) of the Federal Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code").

         3. Disclaimer of Warranties. Except as expressly set forth in this lease, neither Landlord nor any officer, partner, agent, employee, or representative of Landlord, makes or has made any warranties or representations of any kind or character, express or implied, with respect to the Premises, or any portion thereof, its physical condition, income to be derived therefrom, or expenses to be incurred with respect thereto, its fitness or suitability for any particular use, its habitability, or any other matter or thing relating to or affecting the same. There are no oral agreements, warranties, or representations collateral to or affecting the Premises or any portion thereof, except as may otherwise be expressly set forth in this lease. Landlord and Tenant each hereby agree that the Premises are leased in an "as is" condition.

         4. Use.

         A. The Premises shall be used, to the extent permitted by applicable law, and only for the purpose of receiving, storing, manufacturing, shipping, and selling (other than retail) products, materials, and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Tenant shall at its own cost and expense obtain and at all times maintain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances, and regulations applicable to the use of tile Premises and shall promptly comply with all governmental orders and directives for the correction, prevention, and abatement of nuisances in, upon, or connected with the Premises, all at Tenant's sole expense. Without Landlord's prior written consent, Tenant shall not receive, store, or otherwise handle any product, material, or merchandise which is explosive or highly inflammable or any material which may be corrosive or otherwise damaging to the Premises or any appurtenances thereto or any hazardous substance (as hereinafter defined). Tenant will not, without Landlord's prior written approval, permit the Premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous or the premiums therefor more expensive. In the event any such use of the Premises, or any part thereof, whether approved by Landlord or not, shall ever cause the insurance rates for policies carried by Landlord to increase, Tenant shall pay, as additional rent, the full amount by which such insurance rates increase as a result of Tenant's use, without regard to whether such policy covers areas other than the Premises so long as such other covered areas are adjacent thereto or otherwise affected by Tenant's hazardous use. Further, Tenant will not introduce into the Premises or use therein any equipment or fixtures which might be reasonably expected, to cause damage to the Premises or unreasonable interference with the occupants of adjacent premises. Additionally, Tenant shall not store any products, materials, or merchandise outside the exterior walls or interior demising walls of the Premises without Landlord's prior written consent. Tenant shall indemnify, defend and hold Landlord and Landlord's officers, stockholders, employees, agents, invitees, and guests harmless from all damages, costs, losses, expenses (including, but not limited to, reasonable attorneys' fees, engineering fees, and clean-up costs) arising from or attributable to any breach by Tenant of its obligations in this Paragraph 4. Tenant's obligations hereunder shall survive the termination of this lease.

         B. For all purposes herein, the term "Environmental Laws" means (i) the Resources Conservation Recovery Act as amended by the Hazardous and Solid Waste Amendments of 1984, as now or hereafter amended, 42 U.S.C. Sections 6901 et seq., (ii) the Comprehensive Environmental Response, Compensation and Liability Act as amended by the Superfund

Amendments and Reauthorization Act of 1986, as now or hereafter amended, 42 U.S.C. Sections 9601 et seq., ("CERCLA") (iii) the Clean Water Act, as now or hereafter amended, 33 U.S.C. Sections 1251 et seq., (iv) the Toxic Substances and Control Act, as now or hereafter amended, 15 U.S.C. Sections 2601 et seq.,
(v) the Clean Air Act, as now or hereafter amended, 42 U.S.C. Sections 7401 et seq., and (vi) every other applicable foreign, federal, state or local law, rule, regulation, ordinance, binding determination of any governmental authority, or order, each as amended from time to time, that govern or relate to the protection of the environment and/or the health or safety of the public from occupational hazards, soil, air or water pollution, or from spilled, deposited, discharged or otherwise emplaced contamination.

         C. For all purposes herein, the term "hazardous substance" shall mean and include every substance or waste containing any "hazardous substance," "pollutant" or "contaminant," as those terms are defined in CERCLA, every "hazardous chemical" as defined in the Occupational Safety and Health Administration Hazard Communication Standard, 29 C.F.R. ss. 1910.1200 et seq., and every other substance or waste similarly defined or identified in any other applicable foreign, federal, state or local law, rule, regulation or ordinance, each as amended from time to time, governing or related to the manufacture, import, use, handling, storage, processing, release or disposal of any substances or wastes deemed hazardous, toxic, dangerous or injurious to public health or safety or to the environment. Hazardous substance includes, but is not limited to, asbestos, asbestos-containing materials, petroleum or any fraction thereof, petroleum-based products, polychlorinated biphenyls (PCBs), urea formaldehyde foam insulation, pesticides, fungicides, insecticides, rodenticides, explosives, corrosive materials, flammable materials, radioactive materials, infectious wastes, radon gas, lead paint, fumes that impair the quality of the indoor air, and any other materials that may pose a danger to public health or safety or to the environment, the Land, the Leased Premises, the Building or to persons on or about the Leased Premises or the Building.

         D. Landlord represents and warrants to Tenant that to the best of Landlord's actual knowledge, but without any specific inquiry or testing, that:

            (i) there are no on-going releases of hazardous substances and there is no ongoing treatment, storage or disposal of any hazardous substances in, at, under or from the Land, the Leased Premises or the Building other than minor amounts of cleaning fluids, office supplies, pest control materials, and similar items used by Landlord or tenants in the ordinary course of business;

            (ii) except as specified in clause (i) above, there are no hazardous substances located in, at, under, on or about the Leased Premises or the Building, including but not limited to any hazardous substances in groundwater or surface waters, contained in soil, tanks, sumps, ponds, lagoons, barrels, cans or other containers, structures or equipment, or incorporated in any building, structure or improvement on or in the Land, the Building or the Leased Premises, including any building material containing asbestos;

           (iii) there is no pending or threatened environmental litigation or claim for damages, enforcement action, administrative order or notice of violation relating to any Environmental Laws concerning the Land, the Leased Premises or the Building; and

           (iv) Landlord has not received any request for information, notice of claim, demand or other notification that Landlord or any other past or present owner or operator of the Land, the Leased Premises or the Building may be potentially responsible or liable for any actual or threatened release of hazardous substances in, at, under, on or about the Land, the Leased Premises or the Building.

         E. Landlord agrees to defend, indemnify, and hold harmless Tenant and Tenant's officers, stockholders, employees, agents, invitees and guests from and against any and all claims, actions, demands, threats, obligations, obligations, penalties, fines, liabilities, settlements, damages, costs, losses, and expenses (including, without limitation, reasonable attorneys' fees and consultant fees, court costs, litigation expenses and fees, and costs and expenses incurred in enforcing this indemnity) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to:

                (i) the presence, on the date hereof (but not hereafter) of any hazardous substances in, under, on, or about the Land, the Leased Premises, or the Building, and any personal or bodily injury (including wrongful death) or property damages (real or personal) arising out of or relating to any such presence of hazardous substance on the date hereof (but not hereafter).

                (ii) any violation of Environmental Laws existing on the date hereof (but not hereafter) with respect to the Land, the Leased Premises, or the Building.

                (iii) any breach of the representations set out in subsection D. above.

The provisions of this section shall be in addition to any other obligations and/or liabilities Landlord may have to Tenant at law or in equity and shall survive the transaction contemplated herein and the termination of this Lease.

         F. If either Landlord or Tenant acquires any knowledge of or receives any notice or other information regarding (i) the release or threatened release of any hazardous substances, or (ii) any noncompliance with regard to any Environmental Laws affecting the Land, the Leased Premises or the Building, the party so acquiring such knowledge shall immediately notify the other party orally and promptly thereafter in writing and provide to the other party copies of any written notice or other information.

         5. Taxes.

         A. Subject to the provisions of Paragraph 5.B, Landlord agrees to pay before they become delinquent all taxes, assessments (both general and special), or governmental charges (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the Building or any part thereof; provided, however, Landlord may, at its sole cost and expense (in its own name or in the name of both Landlord and Tenant as it may deem appropriate) dispute and contest the same, and in such case such disputed item need not be paid until finally adjudged to be valid and any right to appeal has lapsed. At the conclusion of such contest, Landlord shall pay the items contested to the extent that they are held valid, together with all items, court costs, interest, and penalties relating thereto. Tenant shall also have the right to contest the taxes in Tenant's name and at Tenant's expense, and Landlord shall reasonably cooperate with any such contest by Tenant.

         B. Landlord shall notify Tenant of the amount of taxes actually paid by Landlord for each tax year during the term hereof, which amount shall be prorated between Tenant and all other tenants of the Building based on Tenant's Share (hereinafter defined). Tenant shall pay to Landlord within thirty (30) days of written notice by Landlord of the amount thereof as additional rent, Tenant's Share of such amount; and the failure by Tenant to make such payment when due shall be treated as a failure to make payment of rent when due. Any payment to made pursuant to this Paragraph 5.B with respect to the real estate tax year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as that part of such tax year covered by the term of this lease bears to a full tax year. Landlord's real estate tax statements with respect to the Building shall be made available for inspection by Tenant at Landlord's offices during Landlord's business hours.

         C. Notwithstanding anything contained in Paragraph 5.B above, Landlord shall have the right to estimate the amount of taxes for each year during the term of this lease and deliver written notice to Tenant of Tenant's Share thereof, which Tenant shall pay to Landlord on a monthly basis as additional rent in the same manner as that provided in Paragraphs 6.D and 6.E; and the failure by Tenant to pay Tenant's Share of such amount each month shall be treated in the same manner as a failure to make payments of rent when due.

         6. Landlord's Repairs and Common Area Obligations.

         A. Landlord shall at its sole cost and expense maintain or replace, as applicable, only the roof, foundation, and the structural soundness of the exterior walls of the Building in good repair, reasonable wear and tear excepted. In addition, Landlord shall replace the roof mounted air blowers when repair is not economically feasible and replacement is required. Tenant shall maintain such air blowers and repair them as needed so long as repair is economically feasible. Tenant shall repair and pay for any damage caused by the negligence or willful misconduct of Tenant, or Tenant's employees, agents, or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows. Tenant shall immediately give Landlord written notice of any defect or need for repairs, after which Landlord shall have a reasonable opportunity to repair same or cure such defect. Landlord's liability hereunder shall be limited to the cost of such repairs or curing such defect. In addition, Landlord shall be responsible for any modifications to the structure of the Building and/or any portions thereof (outside the Leased Premises themselves) that may be required from time to time by applicable Law, to the extent that such modifications (i) are such that Landlord's failure to make the modifications in question would have a material adverse effect upon Tenant's use of the Leased Premises, and (ii) the modifications in question are of general application to structures of this type used for general light industrial purposes, and are not necessitated by special requirements arising from the particular use of the Leased Premises by Tenant.

         B. Subject to the provisions of Paragraph 6.C, Landlord shall take reasonable care of the grounds around the Building, including mowing of grass, care of shrubs and trees, and general landscaping and will keep the parking areas, driveways, and alleys in a reasonably clean, usable, and sanitary condition.

         C. In addition to and separate from the rent payable under Paragraph 2, Tenant shall pay to Landlord Tenant's Share of Maintenance Charge (hereinafter defined), as adjusted from time to time, pursuant to the provisions hereinafter stated. For purposes of this lease, the following terms shall have the hereinafter indicated meanings:

            (i) The phrase "Maintenance Charge" shall mean, for each calendar year (or portion thereof) during the term of this Lease, the aggregate of all costs and expenses paid or incurred by Landlord in connection with insurance on the Property, the performance of its obligations under Paragraph 6.B and all reasonable expenses incurred by Landlord in connection with the management of the Building. The amount used in computing the Maintenance Charge for any particular service or expense shall not exceed the applicable market rate for comparable services or deems applicable from third party providers. The management fee included in the Maintenance Charge shall be based upon three percent (3 %) of base rentals.

            (ii) The term "Tenant's Share" shall refer to a fraction, the numerator of which is the floor area (in square feet) of the Premises and the denominator of which is the aggregate leasable floor area (in square feet) in all buildings (including the Building) now or hereafter situated on the Land as of the first day of January for the relevant calendar year; Landlord and Tenant hereby stipulate that Tenant's Share is 182,320/283,609 as of the commencement of the term hereof.

         D. Monthly during the first year of the term of this lease, Tenant will pay to Landlord Landlord's estimate of the annual Maintenance Charge, monthly in advance, payable at the same time and place as the rent is payable; provided, however, if the lease term does not begin on the first day of a calendar month, Tenant shall pay a pro rata portion of such sum for such partial month; such applicable amount being, herein referred to as the "Estimated Charge." Landlord shall have the right to adjust such monthly estimate on an annual basis pursuant to Paragraph 6.E hereof.

         E. At the end of each calendar year occurring during the term of this lease (and subsequent to the expiration or other termination of this lease if such occurs on a date other than the last day of a calendar year), Landlord will give Tenant notice of the total amount(s) paid by Tenant for the relevant calendar year together with the actual amount of Tenant's Share of the Maintenance Charge for such calendar year. If the actual amount of Tenant's Share of the Maintenance Charge with respect to such period exceeds the aggregate amount(s) previously paid by Tenant with respect thereto during such period, Tenant shall pay to Landlord the deficiency within thirty (30) days following notice from Landlord. However, if the aggregate amount(s) previously paid by Tenant with respect thereto exceeds Tenant's Share of the Maintenance Charge for such period, then such surplus (net of any amounts then owing by Tenant to Landlord) shall be credited against the next ensuing installment of the Maintenance Charge due hereunder by Tenant. Landlord shall be entitled to, in its reasonable discretion, adjust the Estimated Charge, such adjusted Estimated Charge to be payable on the first day of the calendar month immediately following Landlord's notice of such adjustment and to remain in effect until further notice from Landlord. Tenant shall have the right, upon reasonable notice and at Tenant's sole expense, to examine Landlord's records relating to the calculation of the Maintenance Charge.

         7. Tenant's Repairs. Tenant shall, at its own cost and expense, maintain all other parts of the Premises, including but not limited to, windows, doors (including overhead doors), interior walls and finish work, floors and floor covering, heating, ventilating and air-conditioning systems (subject to Section 6.A relating to the roof-mounted air blowers), gutters, downspouts and protective posts therefor, curbs, dock boards, dock bumpers, dock revelers, steps and landings, plumbing work and fixtures, and gas, electric, water, and other utility lines and shall take good care of the Premises and its fixtures and suffer no waste. Tenant shall keep the Premises free of all pest infestation, including, but not limited to, termites and rodents, and shall maintain a regular pest control prevention program unless such program is maintained by Landlord (in which case Tenant shall pay for Tenant's Share thereof as part of the Maintenance Charge). Except as set forth in the last sentence of this Paragraph 7, Tenant shall not be obligated to repair any damage caused by fire, tornado, or other casualty covered by items set forth under the extended coverage provisions of Landlord's fire insurance policy. Tenant shall not use the rail spur adjacent to the Premises, and Tenant shall not be responsible for maintaining or reimbursing the rail carrier for the maintenance of such spur track. Tenant shall also be obligated to repair any damage to the Premises or any part thereof caused by the negligent act or willful misconduct of Tenant, its agents, customers, employees, or invitees regardless of whether Tenant would otherwise be obligated to make such repair by the provisions hereof.

         8. Alterations. Except for the initial improvements to be undertaken by Tenant as provided in Section 25 hereof (which are hereby approved by Landlord), Tenant shall not make any material alterations, additions, or improvements to the Premises without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at Tenant's own cost and expense and in a good, workmanlike manner, make such minor alterations, additions, or improvements or erect, remove, or alter such partitions, or erect such shelves, bins, machinery, and trade fixtures as it may deem advisable, without altering the basic character of the Building or improvements, without affecting the structural or loadbearing elements of the Building or improvements, without overloading or damaging such Building or improvements or any utility systems servicing same, and without interference to the other occupants of the Building or any other of Landlord's tenants, and in each case complying with all applicable governmental laws, ordinances, regulations, and other requirements. At the termination of this lease, Tenant shall, if Landlord, in its reasonable discretion, so elects, and at Tenant's sole cost and expense, remove all alterations, additions, improvements, and partitions erected by Tenant and restore the Premises to their original condition; otherwise, such improvements shall be delivered to Landlord with the Premises. Notwithstanding the above, Tenant shall not be required to remove or restore the following: (i) exterior entrance ramp and overhead door need not be removed, (ii) doors on the north wall need not be reopened, and
(iii) Tenant installed showers and restrooms need not be removed. All shelves, bins, machinery, and trade fixtures installed by Tenant may be removed by Tenant at the termination of this lease, if Tenant so elects, so long as no event of default by Tenant is then in existence, and shall be removed if required by Landlord. All such removals and restorations shall be accomplished in a good, workmanlike manner so as not to damage the primary structure or structural qualities of the Building and other improvements situated on the Premises. Any fixtures installed in the Premises by Tenant other than shelves, bins, machinery, and similar trade fixtures shall become the property of Landlord when installed.

         9. Signs. Tenant shall have the right to install signs upon the exterior of the Building and other improvements situated on the Premises only when first approved in writing by Landlord (which approval shall not be unreasonably withheld or delayed) and subject to any applicable governmental
laws,  ordinances,   regulations,   and  other  requirements  and  subject  to
applicable restrictive covenants, if any. All of Tenant's existing signage, if any, is hereby approved by Landlord. Tenant shall remove all such signs at the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Building and other improvements situated on the Premises.

         10. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any time during normal business hours and without undue interruption to Tenant's business for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required to be made by Landlord under the terms of this lease and for the purpose of showing the Premises and the Building to prospective mortgagees or purchasers. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any time during normal business hours and without undue interruption to Tenant's business for the purpose of showing the Premises to prospective tenants and shall have the right to erect on the Premises a suitable sign indicating that the Premises are for sale or lease.

         11. Utilities. Landlord agrees to provide such water, electricity, telephone, and other utility service connections into the Premises as may be presently in place. Tenant shall pay all charges incurred for any utility services used on or from the Premises and any maintenance charges for utilities, shall be responsible for any costs associated in any manner with any additional utility connections to the Premises which Tenant may require, and shall furnish all electric light bulbs and tubes. Payments for electricity and gas shall be made directly to the supplier of such utility to the Premises, and payments for water and sewer services shall be prorated and paid to Landlord as part of the Maintenance Charge in accordance with separate meter readings for Tenant's space. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises caused by circumstances not reasonably within Landlord's control; but Landlord will use reasonable diligence to restore the utilities as soon as reasonably possible.

         12. Assignment and Subletting.

         A. Tenant shall not assign this lease or sublet the whole or any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. In any event Tenant shall have the right to assign the lease or sublease the whole or any part of the Premises to any subsidiary or affiliate of Tenant without Landlord's approval, so long as Landlord is notified of any such assignment or sublease. Notwithstanding any assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of the other obligations imposed on Tenant under the terms, provisions, and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents or payments becoming due to Tenant under such assignment or sublease and apply such rent or payment against any sums due to Landlord by Tenant. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this lease. Landlord shall have the right to assign any of its rights under this lease.

         13. Fire and Casualty Damage.

         A. If the Premises should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate written notice thereof to Landlord. Landlord shall, within thirty (30) days after such notice from Tenant, notifying Tenant of Landlord's intention to repair or rebuild.

         B. If the Premises or the Building should be totally destroyed by fire, tornado, or other casualty, or if either should be so damaged that rebuilding or repairs cannot be completed within 120 days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

         C. If the Premises or the Building should be damaged by fire, tornado, or other casualty, but only to such extent that rebuilding or repairs can be completed within 120 days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, but Landlord shall, at its sole cost and expense, proceed with reasonable diligence to rebuild and repair such Building to substantially the condition in which it existed prior to such damage, except that (i) Landlord shall not be required to so rebuild or repair if less than twelve (12) months remain in the term hereof after the expiration of such 120-day period, and (ii) Landlord shall not be required to rebuild, repair, or replace any part of the partitions, fixtures, and other improvements which may have been placed on the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period the Premises are untenantable shall be reduced in direct proportion to the usable space rendered untenantable. In the event that Landlord should fail to complete such repairs and rebuilding within 120 days after the date upon which Landlord is notified by Tenant of such damage, Tenant may, at its option, terminate this lease by delivering written notice of termination to Landlord within thirty (30) days after the expiration of such 120-day period, as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and determine.

         D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant, whereupon all rights and obligations hereunder shall cease and determine.

         E. Any insurance which may be carried by Landlord or Tenant against loss or damage to the buildings and other improvements situated on the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

         F. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage casualties covered or that would be covered by standard extended coverage property policies (whether or not any such policy is actually carried by the party sustaining the loss), even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releaser's policies contain a clause or endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releaser to recover thereunder. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

         G. Landlord covenants and agrees to maintain standard fire and extended coverage insurance covering the Building (exclusive of any of Tenant's fixtures, furnishings, and equipment attached thereto or located thereon) in an amount not less than the replacement cost thereof (exclusive of grading, foundation, and below grade facilities). Landlord may maintain such other or further insurance coverage as Landlord deems necessary or appropriate. Landlord shall have. the right to estimate the amount of the annual premium for Landlord's insurance policies, and Tenant shall pay to Landlord on a monthly basis, as additional rent, Tenant's Share of the amount of the annual premium for Landlord's insurance policies which Tenant shall pay to Landlord on a monthly basis in the same manner as that provided in Paragraph 6.D and 6.E; and the failure by Tenant to pay Tenant's Share of such amount each month shall be treated in the same manner as a failure to make payments of rent when due.

         14.      Liability.

         A. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons, or visitors, for any injury to person or damage to property on or about the Premises and Building caused by the negligence or misconduct of Tenant, its agents, servants, or employees, or caused by any improvements made to the Building or Premises by Tenant and/or any portion of the Building or Premises which are the responsibility of Tenant hereunder becoming out of repair, or caused by leakage of gas, oil, water, or steam or by electricity emanating from the Premises, and, subject to Section 13.F above, Tenant agrees to indemnify Landlord and hold it harmless from any loss, expense, or claims, including reasonable attorneys' fees, arising out of any such damage or injury. Notwithstanding anything contained to the contrary in this Agreement, any injury to person or damage to property caused by the negligence of Landlord or by the failure of Landlord to repair and maintain that part of the Premises or Building which Landlord is obligated to repair and maintain, including the maintenance, replacement and repair of the foundation, exterior walls, sidewalk, roof and roof mounted blower units (to the extent of Landlord's responsibilities therefor) within a reasonable time after the receipt of written notice from Tenant of needed repairs or defects shall be the liability of Landlord and not of Tenant. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Premises, or by the condition of the Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 in respect of any one occurrence and in an amount not less than $500,000.00 in respect of the property damaged or destroyed, and to be written by insurance companies qualified to do business in the state in which the Premises are located. Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms. All such policies shall contain provisions requiring that the insurer give Landlord not less than thirty (30) days' prior written notice of the cancellation of such policies. Tenant shall be deemed in compliance with its obligations to carry insurance under this Paragraph 14 if it is insured under a blanket policy carried by an affiliated company for the benefit of Tenant, and such policy meets the requirements of this Paragraph 14, or if Tenant is insured under any other insurance meeting the requirements of this Paragraph 14 whether carried by Tenant, or another entity which may or may not be affiliated with Tenant.

         B. Tenant shall not be liable to Landlord or Landlord's employees, agents, patrons, or visitors for any injury to person or damage to property on or about the Premises and Building caused b the negligence or misconduct of Landlord, its agents, servants, or employees or caused by the portions of the Building and/or Premises that are the Landlord's responsibility hereunder becoming out of repair. Landlord agrees to indemnify Tenant and hold it harmless from any loss, expense, or claims, including reasonable attorney's fees, arising out of any such damage or injury caused by the negligence of Landlord or by the failure of Landlord to repair and maintain that part of Premises or Building which Landlord is obligated to repair, replace and maintain, including the maintenance, repair and replacement of the foundation, exterior walls, sidewalks, roof and roof mounted blower units (to the extent of Landlord's responsibility therefor), within a reasonable time after receipt of written notice from Tenant of needed repairs or defects.

         15. Condemnation.

         A. If the whole or any substantial part of the Premises or the Building or Land upon which the Premises are located should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said Premises shall occur. For the purposes hereof "substantial part of the Premises" shall be deemed to mean such portion of the Premises the loss of which would, in Landlord's reasonable opinion, materially lessen the usefulness of the Premises to Tenant for the purposes for which Tenant is then using the Premises.

         B. If less than a substantial part of the Premises or the Building or Land upon which the Premises are located shall be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall not terminate, but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

         C. In the event of any such taking, or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided, however, that "Tenant's interests" for purposes hereof shall be limited to Tenant's moving expenses, trade fixtures, equipment, loss of business, and the like, and Tenant shall have no right to any claim or award based on the value of the leasehold estate or which would otherwise reduce the amount attributable to Landlord's fee simple interest in the Building and Land.

         16. Holding Over. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the term of this lease, as may be renewed or extended, unless otherwise agreed in writing, such holding over shall constitute and be construed as creating a tenancy at will and sufferance only but otherwise on the same terms and conditions of this lease, cancelable by Landlord on thirty (30) days written notice, at a rental equal to 125% of the monthly rental provided for herein, payable in full on the first day on which Tenant holds over and on the first day of each month thereafter during such holdover period (prorated for partial months). The inclusion of the preceding sentence shall not be construed as Landlord's permission for Tenant to hold over.

         17. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances, and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions, and other conditions of record. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental and performing its other covenants and agreements under the terms of this lease, shall peaceably and quietly have, hold, and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, or anyone claiming by, through, or under Landlord, but not otherwise, subject to the terms and provisions of this lease.

        18. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

                (a) Tenant shall fail to pay any installment of the rent or additional rent or shall fail to perform or discharge any other obligation or liability of Tenant under this lease requiring the payment of money within ten (10) days after any such payment is due.

                (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

                (c) Tenant shall file a petition under any section or chapter of the Bankruptcy Code or under any present or future bankruptcy, insolvency, or similar law or statute of the United States or any state thereof heretofore or hereinafter enacted; or Tenant shall have such a petition filed against it involuntarily and such petition is not withdrawn or otherwise removed within sixty (60) days of its being filed; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

                (d) A receiver, trustee, or custodian shall be appointed for, or shall take possession of, all or substantially all of the assets of Tenant.

                (e)  Tenant  shall  abandon  any  substantial   portion  of  the
        Premises.

                (f) Tenant shall fail to comply with any term, provision, or covenant of this lease or shall fail to discharge any obligation or liability hereunder not involving the payment of money, and shall not cure any such failure within thirty (30) days after written notice thereof to Tenant, provided that if such default is not susceptible to cure within thirty (30) days, Tenant shall be deemed to have cured such default if Tenant has commenced efforts to cure such default within such thirty (30) day period and diligently pursues and completes such curative actions within a reasonably prompt period of time thereafter.

        19. Remedies. Upon the occurrence of any of such events of default by Tenant, except as may be otherwise provided by applicable law, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                (a) Terminate this lease, in which event Tenant shall immediately surrender the Premises to, Landlord without any payment therefor, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by any lawful means, whether through judicial process or otherwise, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

                (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by any lawful means, whether through judicial process or otherwise, without being liable for prosecution or any claim for damages therefor, and relet the Premises, in the name of Landlord or otherwise, for such term or terms (which may be greater or lesser than the period which would otherwise have constituted the balance of the term of this lease) and on such conditions (which may include concessions or free rent) as Landlord, in its sole discretion, may determine, and receive the rent therefor. In the event of any such re-entry or dispossession, Tenant shall not thereby be relieved of its liability and obligations under this lease, which shall survive any such re-entry or dispossession, and in that event (i) the rent and other charges required to be paid by Tenant up to the time of such re-entry or dispossession shall become due and payable, together with such reasonable expenses as Landlord may incur for reasonable attorneys' fees, brokerage commissions, and/or expenses of putting the Premises in such condition as the Tenant under the provisions hereof is required to maintain, or for preparing the same for reletting and (ii) Tenant or the legal representatives of Tenant shall also pay Landlord, as liquidated damages for the failure of Tenant to observe and perform Tenant's covenants herein contained, an amount equal to the sum of (A) the base rental set forth in Paragraph 2 hereof and (B) all additional rental payable by Tenant under the provisions hereof, as if this lease were still in effect, less the net amount, if any, of the rents and all other amounts collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this lease as the same may theretofore have been extended. In computing the amount of such liquidated damages there shall be included such expenses as Landlord may incur in connection with reletting, including reasonable attorneys' fees, brokerage commissions, expenses of keeping the Premises in the condition Tenant is required to maintain under the provisions of this lease, or expenses of preparing the same for relenting. Any such liquidated damages shall be paid in monthly installments by Tenant on the day specified hereunder, and any suit brought to collect the amount of the deficiency of any mouth shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding.

                (c) Enter upon the Premises by any lawful means, whether through judicial process or otherwise, without terminating this lease and without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

In the event Tenant fails to pay any installment of rent or additional rent hereunder as and when such installment is due, then to the extent permissible by law Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after written demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions, and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning, or to enforce or defend, any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of the surrender of the Premises and no agreement to accept a surrender of said Premises shall be valid unless in writing signed by Landlord. The receipt by Landlord of rent with knowledge of the breach of any covenant or other provision contained in this lease shall not be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants contained herein.

        20. Mortgages. (a) Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or any portion thereof. Tenant shall at any time hereafter upon written notice execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage. With respect to any mortgage(s) and/or deed(s) of trust at any time hereafter created which constitute a lien or charge upon the Premises or the improvements situated thereon, Landlord agrees to request the holder of such mortgage to enter into a non-disturbance and attornment agreement with Tenant providing for such lender to honor this lease and Tenant's interest in the Premises so long as Tenant is not in default hereunder.

        (b) The effectiveness of this Lease is expressly contingent upon the approval of this Lease by Landlord's existing mortgagee, and the execution by Landlord's mortgagee and Tenant of a non-disturbance agreement reasonably acceptable to Tenant. If such mortgagee approval and non-disturbance agreement are not obtained within fifteen (15) days of the date hereof, then either party may terminate this Lease.

         21. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach, if at all, only to the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be valid and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost, or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, titles, and interest of Landlord in the Premises or under the terms of this lease. Further, Tenant agrees that it will remove and have released any mechanics', materialmen's or similar lien which may become attached to the Premises or any interest therein during the term hereof within thirty
(30) days after Tenant receives notice (whether from Landlord or otherwise) of the existence of such lien.

         22. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing, or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

               A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address herein below set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

               B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

         Any notice provided for by this lease and any other notice, demand or communication which any party may wish to send to another (a "Notice") concerning this lease shall be in writing and personally delivered or sent by registered or certified mail, return receipt requested, in a properly sealed envelope, postage prepaid, and addressed to the party for which such Notice is intended at such party's address as set forth below:

      If to Landlord:               c/o Mr. Robert M. Petrucello,
                                    5327 N. Central Expressway
                                    Suite 306
                                    Dallas, Texas 75205

      with a copy to:               Charles W. Morris, Esq.
                                    Johnson & Gibbs, P.C.
                                    A Professional Corporation
                                    100 Founders Square
                                    900 Jackson Street
                                    Dallas, Texas  75202-4499

      If to Tenant:                 Snorkel-Economy
                                    P.O. Box 4065
                                    St. Joseph, MO  64504

      with a copy to:               Figgie International, Inc.
                                    4420 Sherwin Road
                                    Willoughby, Ohio 44094
                                    Attn:  Real Estate Notice Enclosed

Any address or name specified above may be changed by a Notice given by the addressee to the sender in accordance with the above. Any Notice shall be deemed given and effective as of the date of personal delivery or of receipt set forth on the return receipt. The inability to deliver because of changed address of which no Notice was given, rejection, or any refusal to accept any Notice, shall be deemed to be the receipt of the Notice, as of the date of such inability to deliver, rejection, or refusal to accept.

         23.  Miscellaneous.

         A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural and vice versa, unless the context otherwise requires.

         B. The terms, provisions, and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors, and permitted assigns, except as otherwise herein expressly provided.

         C. The captions are inserted in this lease for convenience only and in no way define, limit, or describe the scope or intent of this lease, or any provision hereof, nor in any way affect the interpretation of this lease.

         D. Tenant agrees, within thirty (30) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease, and such other matters pertaining to this lease as may be reasonably requested by Landlord.

         E. This lease may not be altered, changed, or amended except by an instrument in writing executed by Landlord and Tenant.

         F. This instrument [including all Exhibits and Riders (signed or initialled by Landlord and Tenant) which are attached hereto] constitutes the entire agreement between Landlord and Tenant. No prior written or prior or contemporaneous oral statements, promises, or representations shall be binding.

         G. If any provision of this lease shall ever be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the lease, but such other provisions shall continue in full force and effect.

         H. This lease shall be construed and enforced in accordance with the laws and judicial decisions of the State of Kansas.

         I. Under no circumstances whatsoever shall Landlord ever be liable hereunder for consequential damages or special damages; and all liability of Landlord for damages for breach of any covenant, duty or obligation of Landlord hereunder may be satisfied only out of the interest of Landlord in the Land and Building existing at the time any such liability is finally adjudicated and all rights to appeal have lapsed. The term "Landlord" means only the owner of the Land, and in the event of the transfer by such owner of its interests in the Land, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding upon each new owner for the duration of such owner's ownership.

         J. In the event of any act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this lease by reason of a constructive or actual eviction from all or part of the Premises or otherwise, Tenant shall not sue for such damages or exercise any such right to terminate until (a) it shall have given written notice of such act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any first mortgage or first deed of trust affecting the Premises, if the name and address of such holder(s) shall have previously been furnished to Tenant; and (b) thirty (30) days for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord and such holder(s) or either of them, their agents or employees, shall be entitled to enter upon the Premises and do therein whatever may be necessary to remedy such act or omission.

         K. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, other than actions relating to the payment of Rent or other monthly sums, the obligated party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party.

         L. Abandoned Property. All of Tenant's furniture, moveable trade fixtures and other personal property not removed by Tenant from the Premises within ten (10) days after Landlord shall request such removal in writing after this lease terminates whether by lapse of time or otherwise, shall be conclusively presumed to have been abandoned by Tenant, and Landlord may, at its option and election, thereafter take possession of such property and either (i) declare same to be the property of Landlord or (ii) at the cost and expense of Tenant, dispose of such property in any manner and for whatever consideration Landlord in its sole discretion shall deem most advisable.

         24. Return of Premises. At the end of the term covered by this lease, or upon such earlier termination of this lease as provided herein, Tenant shall surrender the Premises to Landlord in the same good order and condition as the Premises were in prior to the beginning of the term hereof, reasonable wear and tear excepted and subject to the provisions of Section 8 above; provided, that in any case the Premises shall be surrendered to Landlord reasonably clean and free of debris. At such time Tenant shall deliver all keys to the Premises to Landlord any equipment, trade fixtures or other property of Tenant left on the Premises after the end of this lease shall be deemed abandoned, unless Landlord and Tenant have agreed otherwise, and same may be retained or disposed of by Landlord in any manner that Landlord chooses without notice to Tenant. Tenant shall pay all removal, storage and other costs incurred by Landlord in connection with such property.

        25. Special Provisions. Additional provisions, if any, set forth on Exhibits and Riders attached hereto and made a part hereof for all purposes are incorporated herein as if fully set forth in this Paragraph. The attached Exhibits and Riders are:

         Exhibit A:  The Premises
         Exhibit B:  Description of the Land
         Exhibit C:  Tenant's Improvements to Premises

         Further, the following special provisions are set forth below and made a part hereof for all purposes:

         A. Tenant's Refitting of Premises. Landlord and Tenant agree that Tenant shall have access to the Premises prior to the commencement date for the purpose of carrying out, at Tenant's sole cost and expense, the improvements described on Exhibit C and Tenant shall otherwise have the same responsibilities with respect to the Premises as during the term of the lease. Landlord approves the improvement work described on Exhibit C.

         B. Options to Renew.

            (i) Tenant shall have the option, by written notice of renewal given not less than six months prior to the end of the original term, to renew this Lease for an additional term of five years on the same terms and conditions, except that the fixed rental rate shall be $382,872.00 per annum (i.e. $2.10 per square foot). The renewal option may not be revoked after it is given.

            (ii)   If Tenant exercises the first renewal term pursuant to clause
                   (a) above, Tenant shall also have the option, by written notice of renewal given not less than twelve months prior to the end of the first renewal term, to renew this lease for an additional term of five years on the same terms and conditions, except that the fixed rental rate shall be $390,164.80 (i.e. $2.14 per square foot) in year 11,
                   $397,457.60   (i.e.  $2.18  per  square  foot)  in  year  12,
                   $406,573.60   (i.e.  $2.23  per  square  foot)  in  year  13,
                   $413,866.40 (i.e. $2.27 per square foot) in year 14, and $422,982.40 (i.e. $2.32) in year 15. The renewal option may not be revoked after it is given.

           (iii) If Tenant exercises the second renewal term pursuant to clause (b) above, Tenant shall also have the option, by written notice of renewal given not less than twelve months prior to the end of the second renewal term, to renew this lease for an additional term of five years on the same terms and conditions except that the fixed rental rate shall be $430,275.20 (i.e. $2.36 per square foot in year 16,
                   $439,391.20   (i.e.  $2.41  per  square  foot)  in  year  17,
                   $448,507.20   (i.e.  $2.46  per  square  foot)  in  year  18,
                   S457,623.20 (i.e. $2.51 per square foot) in year 19, and $466,739.20 (i.e. $2.56 per square foot) in year 20. The renewal option may not be revoked after it is given.

EXECUTED the 1st day of February, 1994.

                                       LANDLORD:

                                       SJ ASSOCIATES, L. P.,
                                       a Texas limited partnership



                                       By: /s/ Robert M. Petrucello
                                           -------------------------------------
                                           Robert M. Petrucello,
                                           General Partner

                                       TENANT:  Snorkel-Economy, a division of

                                       FIGGIE INTERNATIONAL, INC.,
                                       a Delaware corporation



                                       By: /s/ Richard A. Solon
                                           -------------------------------------
                                           Richard A. Solon
                                      Its: President
                                           -------------------------------------